	Household Home Equity Loan Trust 1999-1

	Distribution Number	60
	Beginning Date of Accrual Period	10/01/04
	End Date of Accrual Period	10/31/04
	Distribution Date	11/22/04
	Previous Distribution Date	10/20/04

	Funds Disbursement
	Available Funds for Distribution / Collected Funds	3,673,101.91
	Available Distribution Amount	3,632,559.47
	Principal Collections	2,882,048.75
	Interest Collections (net of servicing fee)	750,510.72
	Collections of Interest (net of servicing fee and principal recoveries)	750,429.65
	Principal recovery	81.07
	Distribution of Interest Collections
	Servicing Fee	40,542.44
	Extra Principal Distribution Amount	-
	Interest Paid	496,150.22
	To Class R	254,360.50

	Distribution of Principal Collections
	Principal Paid to Certificates	2,555,801.71
	Overcollateralization Release Amount	326,247.04

	Pool Balance
	Begin Principal Balance	97,301,845.56
	Adjustments	0.00
	Principal Collections (including repurchases)	(2,882,048.75)
	Charge-offs	(273,262.01)
	End Principal Balance	94,146,534.80

	Collateral Performance
	Cash Yield (% of beginning balance)	9.75%
	Charge off Rate (net of principal recoveries; % of beginning balance)	3.37%
	Net Yield	6.39%
	Realized Losses during the collection period	273,180.94

	Delinquent Loans (contractual)
	30-59 days principal balance of loan	5,153,605.68
	30-59 days number of loans	92
	60-89 days principal balance of loan	755,401.46
	60-89 days number of loans	12
	90+ days number of loans	86
	90+ days principal balance of loan	5,430,074.12

	Number of loans that went into REO during the collection period	8
	Principal balance of loans that went into REO during the collection period	684,676.92
	Principal balance of REO as of the end of the collection period	1,781,284.55

	Overcollateralization Reconcilliation
	Begin OC Amount	18,487,350.66
	Target OC Amount	17,887,841.61
	OC Deficiency	-
	OC Release Amount	326,247.04
	Charge-offs	273,262.01
	End OC Amount	17,887,841.61
	Monthly Excess Cash Flow	254,360.50

	Loan Repurchase Detail
	Number of loans purchased or substituted pursuant to 2.02 during the period	0.00
	Principal balance of loans purchased or substituted pursuant to 2.02 during the period	0.00
	Number of loans purchased or substituted pursuant to 2.04 during the period	0.00
	Principal balance of loans purchased or substituted pursuant to 2.04 during the period	0.00
	Number of loans purchased or substituted pursuant to 3.01 during the period	0.00
	Principal balance of loans purchased or substituted pursuant to 3.01 during the period	0.00
	Number of loans purchased or substituted pursuant to 3.07 during the period	0.00
	Principal balance of loans purchased or substituted pursuant to 3.07 during the period	0.00
	Substitutiion Adjustment Amounts	0.00
	Number of Home Equity Loans outstanding (Beginning of Collection Period)	1,765
	Number of Home Equity Loans outstanding (Ending of Collection Period)	1,727

	Other
	Stepdown	Yes
	Trigger Event	No
	Event of Default	No
	Pool Factor	0.1523985
	Principal Distribution Amount	2,555,801.71
	Principal Collections	2,882,048.75
	Extra Principal Distribution Amount	0.00
	O/C Release Amount	326,247.04

	Class A-1 Noteholder's Statement
	A. Information on Distributions
	1. Total Distribution per $1,000	-
	2. Principal Distribution per $1,000	-
	3. Interest Distribution per $1,000	-

	B. Calculation of Class A-1 Interest Due & Paid
	1. Class A-1 related Note Rate	6.83%
	2. Accrual Convention	30/360

	3. Class A-1 Principal Balance, BOP	-
	4. Class A-1 Interest Carryover Shortfall, BOP	-

	5. Class A-1 Interest Due	-
	6. Class A-1 Interest Paid	-
	7. Class A-1 unpaid Carryover Shortfall, EOP	-

	C. Calculation of Class A-1 Principal Due & Paid
	1. Class A-1 Principal Balance, BOP	-
	2. Class A-1 Principal Due	-
	3. Class A-1 Principal Paid	-
	4. Class A-1 Principal Balance, EOP	-

	5. Class A-1 Notes Balance as a % of the Total Certificate Balance, EOP	0
	6. Class A-1 Notes Balance as a percentage of the Pool Balance, EOP	0

	Class A-2 Noteholder's Statement
	A. Information on Distributions
	1. Total Distribution per $1,000	-
	2. Principal Distribution per $1,000	-
	3. Interest Distribution per $1,000	-

	B. Calculation of Class A-2 Interest Due & Paid
	1. Class A-2 related Note Rate	6.95%
	2. Accrual Convention	30/360

	3. Class A-2 Principal Balance, BOP	-
	4. Class A-2 Interest Carryover Shortfall, BOP	-

	5. Class A-2 Interest Due	-
	6. Class A-2 Interest Paid	-
	7. Class A-2 unpaid Carryover Shortfall, EOP	-

	C. Calculation of Class A-2 Principal Due & Paid
	1. Class A-2 Principal Balance, BOP	-
	2. Class A-2 Principal Due	-
	3. Class A-2 Principal Paid	-
	4. Class A-2 Principal Balance, EOP	-

	5. Class A-2 Notes Balance as a percentage of the Total Certificate Balance	0
	6. Class A-2 Notes Balance as a percentage of the Pool Balance, EOP	0

	Class A-3 Noteholder's Statement
	A. Information on Distributions
	1. Total Distribution per $1,000	16.811545
	2. Principal Distribution per $1,000	15.113965
	3. Interest Distribution per $1,000	1.697580

	B. Calculation of Class A-3 Interest Due & Paid
	1. Class A-3 related Note Rate	7.21%
	2. Accrual Convention	30/360

	3. Class A-3 Principal Balance, BOP	25,428,381.11
	4. Class A-3 Interest Carryover Shortfall, BOP	-

	5. Class A-3 Interest Due	152,782.19
	6. Class A-3 Interest Paid	152,782.19
	7. Class A-3 unpaid Carryover Shortfall, EOP	-

	C. Calculation of Class A-3 Principal Due & Paid
	1. Class A-3 Principal Balance, BOP	25,428,381.11
	2. Class A-3 Principal Due	1,360,256.88
	3. Class A-3 Principal Paid	1,360,256.88
	4. Class A-3 Principal Balance, EOP	24,068,124.23

	5. Class A-3 Notes Balance as a percentage of the Total Certificate Balance	0.315611548
	6. Class A-3 Notes Balance as a percentage of the Pool Balance, EOP	0.255645354

	Class A-4 Noteholder's Statement
	A. Information on Distributions
	1. Total Distribution per $1,000	14.415717
	2. Principal Distribution per $1,000	10.211329
	3. Interest Distribution per $1,000	4.204387

	B. Calculation of Class A-4 Interest Due & Paid
	1. Class A-4 related Note Rate	7.21%
	2. Accrual Convention	30/360

	3. Class A-4 Principal Balance, BOP	30,033,670.85
	4. Class A-4 Interest Carryover Shortfall, BOP	-

	5. Class A-4 Interest Due	180,452.31
	6. Class A-4 Interest Paid	180,452.31
	7. Class A-4 unpaid Carryover Shortfall, EOP	-

	C. Calculation of Class A-4 Principal Due & Paid
	1. Class A-4 Principal Balance, BOP	30,033,670.85
	2. Class A-4 Principal Due	438,270.25
	3. Class A-4 Principal Paid	438,270.25
	4. Class A-4 Principal Balance, EOP	29,595,400.60

	5. Class A-4 Notes Balance as a percentage of the Total Certificate Balance	0.388092155
	6. Class A-4 Notes Balance as a percentage of the Pool Balance, EOP	0.314354646

	Class M-1 Noteholder's Statement
	A. Information on Distributions
	1. Total Distribution per $1,000	12.260861
	2. Principal Distribution per $1,000	10.207053
	3. Interest Distribution per $1,000	2.053808

	B. Calculation of Class M-1 Interest Due & Paid
	1. Class M-1 related Note Rate	7.83%
	2. Accrual Convention	30/360

	3. Class M-1 Principal Balance, BOP	11,189,712.25
	4. Class M-1 Interest Carryover Shortfall, BOP	-

	5. Class M-1 Interest Due	73,012.87
	6. Class M-1 Interest Paid	73,012.87
	7. Class M-1 unpaid Carryover Shortfall, EOP	-

	C. Calculation of Class M-1 Principal Due & Paid
	1. Class M-1 Principal Balance, BOP	11,189,712.25
	2. Class M-1 Principal Due	362,860.74
	3. Class M-1 Principal Paid	362,860.74
	4. Class M-1 Principal Balance, EOP	10,826,851.51

	5. Class M-1 Notes Balance as a percentage of the Total Certificate Balance	0.141975309
	6. Class M-1 Notes Balance as a percentage of the Pool Balance, EOP	0.115

	Class M-2 Noteholder's Statement
	A. Information on Distributions
	1. Total Distribution per $1,000	14.711929
	2. Principal Distribution per $1,000	11.980979
	3. Interest Distribution per $1,000	2.730949

	B. Calculation of Class M-2 Interest Due & Paid
	1. Class M-2 related Note Rate	8.87%
	2. Accrual Convention	30/360

	3. Class M-2 Principal Balance, BOP	12,162,730.69
	4. Class M-2 Interest Carryover Shortfall, BOP	-

	5. Class M-2 Interest Due	89,902.85
	6. Class M-2 Interest Paid	89,902.85
	7. Class M-2 unpaid Carryover Shortfall, EOP	-

	C. Calculation of Class M-2 Principal Due & Paid
	1. Class M-2 Principal Balance, BOP	12,162,730.69
	2. Class M-2 Principal Due	394,413.84
	3. Class M-2 Principal Paid	394,413.84
	4. Class M-2 Principal Balance, EOP	11,768,316.85

	5. Class M-2 Notes Balance as a percentage of the Total Certificate Balance	0.154320988
	6. Class M-2 Notes Balance as a percentage of the Pool Balance, EOP	0.125

	HOUSEHOLD FINANCE CORPORATION
	HOUSEHOLD HOME EQUITY LOAN TRUST 1999-1

	The undersigned, a duly authorized representative of Household Finance
	Corporation, as Servicer ( the "Servicer" ), pursuant to a Pooling and Servicing
	Agreement dated as of November 1, 1999 (the "Pooling and Servicing Agreement"),
	by and among HFC Revolving Corporation, as Depositor, the Servicer, and
	JPMorgan Chase Bank (as successor to Bank One, National Association) as Trustee,
	does hereby certify with respect to the information set forth below as follows:

1	Capitalized terms used in this Certificate shall have the respective
	meanings set forth in the Pooling and Servicing Agreement.

2	Household Finance Corporation is, as of the date hereof, the
	Servicer under the Pooling and Servicing Agreement.

3	The undersigned is a Servicing Officer.

4	This Certificate relates to the Distribution Date occurring on November 22, 2004

5	As of the date hereof, to the best knowledge of the undersigned, the
	Servicer has performed in all material respects all its obligations
	under the Pooling and Servicing Agreement through the Collection Period
	preceding such Distribution Date.

6	As of the date hereof, to the best knowledge of the undersigned, no
	Event of Default has been deemed to have occurred on or prior to
	such Distribution Date.

	IN WITNESS WHEREOF, the undersigned has duly executed and delivered this
	Certificate the 19th day of November, 2004.

	HOUSEHOLD FINANCE CORPORATION
	as Servicer

	By: /s/ Steven H. Smith
	Title: Servicing Officer